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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   December 18, 2006
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                             Salon Media Group, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                     0-26395                94-3228750
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 (State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)

        101 Spear Street, Suite 203, San Francisco, CA       94105
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           (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (415) 645-9200
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry Into a Material Definitive Agreement

The Securities Purchase Agreement dated as of June 4, 2004 (the "Purchase Agreement"), as amended on September 30, 2004, February 2, 2005, November 9, 2005, December 21, 2005, July 27, 2006, and September 21, 2006, was further amended by a majority of the Purchasers and Salon Media Group, Inc. ("Salon" or "the Company") on December 18, 2006. The amendment included restating Schedule A to reflect the issuance of 42 shares of Series D-4 preferred stock and a warrant to purchase 8,244 shares of Salon's common stock and 125 shares of Series D-5 preferred stock and a warrant to purchase 24,536 shares of Salon's common stock to one investor for which Salon received $200,400 in cash. The investor was John Warnock, Salon's Chairman of the Board.

The Purchasers who amended the Purchase Agreement included John Warnock, William Hambrecht, and HAMCO Capital Corporation, an entity that William Hambrecht and Elizabeth Hambrecht, Salon's CEO and President, have an ownership interest therein.

Item 3.02   Unregistered Sales of Equity Securities

The Purchase Agreement, as amended, facilitated the issuance of 42 shares of Series D-4 preferred stock and 125 shares of Series D-5 preferred stock at $1,200 per share and the issuance of warrants to purchase a total of 32,780 shares of Salon's common stock at an exercise price of $1.495 per share. The funds received will be used for working capital and other general corporate purposes. The 42 shares of Series D-4 preferred stock and 125 shares of Series D-5 preferred stock issued are convertible into, and have the voting rights of, approximately 219,000 shares of common stock of Salon.

The securities were issued to "accredited investors" as that term is defined in Rule 501(a) under the Securities Act of 1933 and pursuant to an exemption from the registration requirements of the Securities Act of 1933 set forth in Section 506 of Regulation D.

The Series D-4 and D-5 preferred stock issued are convertible into common stock of Salon at the conversion rate determined by dividing the per share price of $1,200 by the conversion price of $0.917. The preferred stock conversion price is subject to downward adjustment in the event of certain subsequent Company stock issuances.

The warrants issued may be exercised at any time until December 18, 2009. In the event of a change in control within the exercise period, Salon will give the warrant holders thirty (30) days advance notice of the effective date of such transaction, and to the extent the warrants have not been exercised in full by the effective date of such transaction, the warrants will terminate. The exercise price of the warrants may be adjusted downward in the event of certain subsequent Company stock issuances. In the event of an exercise, the resulting shares of common stock may not be sold, or offered for sale for a one-year period.

The Purchase Agreement, as amended, and the Certificate of Designation of Preferences and Rights of the Series D-1 Preferred Stock, Series D-2 Preferred Stock, Series D-3 Preferred Stock, Series D-4 Preferred Stock and Series D-5 Preferred Stock, collectively, the "Series D preferred


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

stock" allows for the sale and issuance of an additional 292 shares of Series D preferred stock, for which Salon could receive $350,400.

The Series D Preferred Stock, warrants, and underlying shares of common stock have not been registered for sale under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration under such Act or an applicable exemption from registration requirements.

The foregoing description of the private placement is qualified in its entirety by reference to the:

     1. Certificate of Designation of Preferences and Rights of the Series D-1 Preferred Stock, Series D-2 Preferred Stock, Series D-3 Preferred Stock, Series D-4 Preferred Stock and Series D-5 Preferred Stock as
          Exhibit 3.4.2,
     2. Purchase Agreement, a copy of which was filed with the Current Report dated June 16, 2004 as Exhibits 4.2.82,
     3. Amendment No.1 To Securities Purchase Agreement, a copy of which was filed with the Current Report dated October 6, 2004 as Exhibit 4.2.84,
     4. Amendment No.2 To Securities Purchase Agreement, a copy of which was filed with the Current Report dated February 4, 2005 as Exhibit 4.2.86,
     5. Amendment No.3 To Securities Purchase Agreement, a copy of which was filed with the Current Report dated November 10, 2005 as Exhibit 4.2.88,
     6. Amendment No.4 To Securities Purchase Agreement, a copy of which was filed with the Current Report dated December 22, 2005 as Exhibit 4.2.89,
     7. Amendment No.5 To Securities Purchase Agreement, a copy of which was filed with the Current Report dated July 27, 2006 as Exhibit 4.2.91,
     8. Amendment No.6 To Securities Purchase Agreement, a copy of which was filed with the Current Report dated September 26, 2006 as Exhibit 4.2.95.

Each of the above listed exhibits is incorporated herein by reference. In addition, the foregoing description of the private placement is qualified in its entirety by reference to Amendment No.7 To Securities Purchase Agreement and the two Common Stock Purchase Warrants, copies of which are filed with this current report as Exhibits 4.2.98, 4.2.99, and 4.2.100, and each of these exhibits is incorporated herein by reference.


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

Item 9.01.  Financial Statements and Exhibits

Exhibit No.    Description
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4.2.98         Amendment No.7 To Securities Purchase Agreement dated as of
               December 18, 2006.

4.2.99 Common Stock Purchase Warrant dated December 18, 2006 issued by Salon Media Group, Inc. issued to John E. and Marva M. Warnock.

4.2.100 Common Stock Purchase Warrant dated December 18, 2006 issued by Salon Media Group, Inc. issued to John E. and Marva M. Warnock.


SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SALON MEDIA GROUP, INC.



Dated: December 20, 2006           /s/ Conrad Lowry
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                                   Conrad Lowry, Chief Financial Officer,
                                   and Secretary



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